UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2021

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 J Morris Commons Lane, Suite 105

Morrisville, North Carolina 27560

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 919-858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On and effective December 3, 2021, Data443 Risk Mitigation, Inc. (the “Company”) appointed Nanuk Warman to serve as the Company’s chief financial officer. Mr. Warman replaces Jason Remillard, President and CEO of the Company, who has been serving as our principal financial officer. Mr. Warman, age 49, has over 23-years of experience in corporate accounting and finance focused primarily on US and Canadian publicly listed companies across a diverse range of industries. Mr. Warman is currently Managing Partner of PubCo Reporting Solutions, where he has worked since he founded the company in 2010. Prior to forming PubCo Reporting Solutions, Mr. Warman worked with KPMG in British Columbia, Canada. Mr. Warman has worked with the Company for almost three years as an independent consultant and has extensive knowledge of the Company’s financial history and business.

In connection with his appointment, Mr. Warman will be entitled to an annual base salary in the amount of $120,000, and stock options in the amount of $30,000 per calendar quarter. Mr. Warman will also be eligible to participate in the Company’s bonus plan, with Mr. Warman’s eligible bonus payment to be based on the Company’s achievement of certain performance objectives and goals.

There are currently no arrangements or understandings between Mr. Warman and any other person pursuant to which Mr. Warman was selected as an executive officer. There are no family relationships between Mr. Warman and any director or other executive officer of the Company, or with any person nominated or chosen to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transactions currently proposed, in which Mr. Warman, or any member of his immediate family, has an interest requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 7.01	REGULATION FD DISCLOSURE.

On December 9, 2021, the Company issued a press release (the “Press Release”) announcing the appointment of Mr. Warman. The full text of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following Exhibits are furnished with this Report:

Exhibit No.	Exhibit Description

99.1	Press Release issued by the Company on December 9, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2021	DATA443 RISK MITIGATION, INC.

	BY:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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